                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of iVillage Inc. of our report dated February 6, 2001 relating to the financial statements and financial statement schedule appearing in iVillage's Annual Report on Form 10-K for the year ended December 31, 2000.

                                       /s/ PricewaterhouseCoopers LLP

New York, New York
June 14, 2001


                                       9